Operating Leases and Obligations Related to Finance Leases	12 Months Ended
Dec. 31, 2021
Leases [Abstract]
Lessee, Operating Leases	Operating Leases and Obligations Related to Finance Leases
Operating Leases
The Company charters-in vessels from other vessel owners on time-charter contracts, whereby the vessel owner provides use and technical operation of the vessel for the Company. A time charter-in contract is typically for a fixed period of time, although in certain cases, the Company may have the option to extend the charter. The Company typically pays the owner a daily hire rate that is fixed over the duration of the charter. The Company is generally not required to pay the daily hire rate during periods the vessel is not able to operate.
With respect to time charter-in contracts with an original term of more than one year, for the year ended December 31, 2021, the Company incurred $11.3 million (2020 - $30.0 million) of time-charter hire expenses related to eight (2020 - five) time charter-in contracts, of which $3.9 million (2020 - $16.0 million) was allocable to the lease component and $7.4 million (2020 - $14.0 million) was allocable to the non-lease component. The $3.9 million (2020 - $16.0 million) allocable to the lease component approximate the cash paid for the amounts included in lease liabilities and is reflected as a reduction in operating cash flows for the year ended December 31, 2021. Five of these time charter-in contracts include an option to extend the charter for an additional one-year term. Since it is not reasonably certain that the Company will exercise the options, the lease components of the options are not recognized as part of the right-of-use assets and lease liabilities. As at December 31, 2021, the weighted-average remaining lease term and weighted-average discount rate for these time charter-in contracts were 1.5 years and 4.30%, respectively (2020 - 0.7 years and 4.49%, respectively).
The Company has elected to recognize the lease payments of short-term leases in the statement of (loss) income on a straight-line basis over the lease term and variable lease payments in the period in which the obligation for those payments is incurred, which is consistent with the recognition of payment for the non-lease component. Short-term leases are leases with an original term of one year or less, excluding those leases with an option to extend the lease for greater than one year or an option to purchase the underlying asset that the lessee is deemed reasonably certain to exercise. For the year ended December 31, 2021, the Company incurred $2.5 million (2020 - $6.3 million) of time-charter hire expense related to time charter-in contracts classified as short-term leases.
During the year ended December 31, 2021, the Company chartered in two Aframax vessels, one LR2 vessel, and one lightering support vessel for periods of 24 months, which resulted in the Company recognizing right-of-use assets of $11.4 million, $4.1 million, and $0.8 million on the lease commencement dates for the Aframax vessels, LR2 vessel, and lightering support vessel, respectively. During the year ended December 31, 2020, the Company chartered in one lightering support vessel for a period of 24 months, which resulted in the Company recognizing right-of-use assets of $0.8 million on the lease commencement date. In December 2020, the Company entered into a time charter-in contract for one Aframax tanker newbuilding for a period of seven years, with three additional one-year extension options, which is expected to be delivered to the Company in the fourth quarter of 2022. The Company expects to recognize a right-of-use asset and lease liability upon delivery of the vessel.

A maturity analysis of the Company's operating lease liabilities from time charter-in contracts (excluding short-term leases) as at December 31, 2021 is as follows:

	Lease Commitment $	Non-Lease Commitment $	Total Commitment $
As at December 31, 2021
Payments:
2022	9,825	13,303	23,128
2023	4,947	6,404	11,351
Total payments	14,772	19,707	34,479
Less: imputed interest	(515)
Carrying value of operating lease liabilities	14,257

As at December 31, 2021, the total minimum commitments to be incurred by the Company under time charter-in contracts were approximately $24.8 million (2022), $18.2 million (2023), $6.8 million (2024), $6.8 million (2025), $6.8 million (2026), and $17.8 million (thereafter), including one Aframax tanker newbuilding expected to be delivered to the Company in the fourth quarter of 2022 to commence a seven-year time charter-in contract. As at December 31, 2020, the total minimum commitments to be incurred by the Company under time charter-in contracts were approximately $10.3 million (2021), $3.3 million (2022), $6.8 million (2023), $6.8 million (2024), $6.8 million (2025), and $25.0 million (thereafter), including one Aframax tanker newbuilding expected to be delivered to the Company in the fourth quarter of 2022 to commence a seven-year time charter-in contract.

Lessee, Finance Leases
Obligations Related to Finance Leases

	As at	As at
	December 31, 2021	December 31, 2020
	$	$
Obligations related to finance leases	295,828	360,043
Less: unamortized discount and debt issuance costs	(1,347)	—
Total obligations related to finance leases	294,481	360,043
Less: current portion	(27,032)	(78,476)
Long-term obligations related to finance leases	267,449	281,567
As at December 31, 2021, the Company had sale-leaseback financing transactions with financial institutions relating to 14 of the Company's vessels, including four vessels which sale-leaseback financing transactions were completed in September 2021, and four vessels which sale-leaseback transactions were completed in November 2021. In March 2022, the Company completed sale-leaseback financing transactions with a financial institution relating to eight additional vessels (see note 22).

Under the sale-leaseback arrangements completed as of December 31, 2021, the Company transferred the vessels to subsidiaries of the financial institutions (collectively, the Lessors) and leased the vessels back from the Lessors on bareboat charters ranging from seven- to 12-year terms ending between 2028 and 2030. The Company is obligated to purchase four of the vessels upon maturity of their respective bareboat charters. The Company also has the option to purchase each of the 14 vessels, 10 of which can be purchased between now and the end of their respective lease terms, and four of which can be purchased starting in September 2023 until the end of their respective lease terms.

As at December 31, 2021, the Company consolidates six of the 14 Lessors for financial reporting purposes as VIEs. The Company understands that these vessels and lease operations are the only assets and operations of the Lessors. The Company operates the vessels during the lease terms, and as a result, is considered to be the Lessors' primary beneficiary. The liabilities of the six Lessors are loans and are non-recourse to the Company. The amounts funded to the six Lessors in order to purchase the vessels materially match the funding to be paid by the Company's subsidiaries under these lease-back transactions. As a result, the amounts due by the Company's subsidiaries to the six Lessors considered as VIEs have been included in obligations related to finance leases as representing the Lessors' loans.

The eight sale-leaseback transactions completed in 2021 have been accounted for as failed sales and the Company has not derecognized the assets and continues to depreciate the assets as if it was the legal owner. Proceeds received from the sales have been set up as an obligation related to finance lease and bareboat charter hire payments made by the Company to the Lessor are allocated between interest expense and principal repayments on the obligation related to finance lease.

The bareboat charters related to all 14 of these vessels require that the Company maintain a minimum liquidity (cash, cash equivalents and undrawn committed revolving credit lines with at least six months to maturity) of the greater of $35.0 million and at least 5.0% of the Company's consolidated debt and obligations related to finance leases.

Ten of the bareboat charters require the Company to maintain, for each vessel, a minimum hull coverage ratio of 100% of the total outstanding principal balance. As at December 31, 2021, these ratios ranged from 106% to 134% (December 31, 2020 - ranged from 121% to 156%). The remaining four of the bareboat charters require the Company to maintain, for each vessel, a minimum hull coverage ratio of 105% of the total outstanding principal balance. As at December 31, 2021, these ratios ranged from 132% to 140%. For 10 of the bareboat charters, should any of these ratios drop below the required amount, the Lessor may request that the Company prepay additional charter hire. For the remaining four bareboat charters, should any of these ratios drop below the required amount, the Lessor may request that the Company either prepay additional charter hire in the amount of the shortfall or, in certain circumstances, make a payment to reduce the outstanding principal balance or provide additional collateral satisfactory to the relevant Lessor in the amount of the shortfall, in each case to restore compliance with the relevant ratio.

The requirements of the bareboat charters are assessed annually with reference to vessel valuations compiled by one or more agreed upon third parties. As at December 31, 2021, the Company was in compliance with all covenants in respect of its obligations related to finance leases.
During 2021, the Company completed the repurchase of eight vessels from one Lessor. In April 2021, the Company was served with a claim from the counterparty of the bareboat charters relating to these vessels, for reimbursement of breakage costs in respect of interest rate swaps that were entered into by the counterparty at the time of the original transaction in connection with the counterparty's then-underlying financing. The Company filed a defense to this claim in June 2021, rejecting the claim that the Company is responsible for paying these breakage cost reimbursements under the terms of the bareboat charters. As of December 31, 2021, the amount of breakage costs being claimed was $7.3 million. No loss provision in respect of this claim has been made by the Company based on its assessment of the merits of the claim.

The weighted-average interest rate on the Company's obligations related to finance leases as at December 31, 2021 was 4.8% (December 31, 2020 - 7.8%).

As at December 31, 2021, the Company's total remaining commitments related to the financial liabilities of these vessels were approximately $364.6 million (December 31, 2020 - $480.9 million), including imputed interest of $68.8 million (December 31, 2020 - $120.9 million), repayable from 2022 through 2030, as indicated below:

Commitments
December 31, 2021
Year	$
2022	40,882
2023	40,422
2024	40,031
2025	39,502
2026	39,042
Thereafter	164,766